Note 9 - Rehabilitation Provisions - Movements in Rehabilitation Provisions (Details) - Provision for decommissioning, restoration and rehabilitation costs [member] - CAD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2024	Nov. 30, 2023
Statement Line Items [Line Items]
Balance at the beginning of year	$ 888	$ 791
Accretion	37	35
Change in estimate	80	59
Foreign currency translation adjustments	15	3
Total	$ 1,020	$ 888